USAA(R) logo appears here.




                               USAA INCOME Fund



                                      [Picture appears here.]



                               Semiannual Report

--------------------------------------------------------------------------------
January 31, 2002

Table of CONTENTS
-------------------------------------------------------------------------------

      USAA FAMILY OF FUNDS                                             2

      MESSAGE FROM THE PRESIDENT                                       4

      INVESTMENT OVERVIEW                                              6

      MANAGER'S COMMENTARY ON THE FUND                                 9

      PORTFOLIO HIGHLIGHTS                                            13

      FINANCIAL INFORMATION

         Portfolio of Investments                                     15

         Notes to Portfolio of Investments                            21

         Statement of Assets and Liabilities                          23

         Statement of Operations                                      24

         Statements of Changes in Net Assets                          25

         Notes to Financial Statements                                26

2

USAA
--------------------------------------------------------------------------------
                         Family of FUNDS


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------
         EQUITY                      MONEY MARKET                 INDEX
--------------------------------------------------------------------------------

    Aggressive Growth*               Money Market          Extended Market Index

     Capital Growth             Tax Exempt Money Market     Global Titans Index

    Emerging Markets          Treasury Money Market Trust    Nasdaq-100 Index

    First Start Growth           State Money Market           S&P 500 Index

         Growth              --------------------------------------------------
                                     TAXABLE BOND            ASSET ALLOCATION
     Growth & Income         --------------------------------------------------

      Income Stock                  GNMA Trust              Balanced Strategy

      International           High-Yield Opportunities     Cornerstone Strategy

Precious Metals and Minerals          Income             Growth and Tax Strategy

  Science & Technology         Intermediate-Term Bond        Growth Strategy*

     Small Cap Stock              Short-Term Bond           Income Strategy*

         Value               ---------------------------
                                   TAX-EXEMPT BOND
      World Growth           ---------------------------

                                     Long-Term

                                 Intermediate-Term

                                    Short-Term

                                 State Bond/Income      *CLOSED TO NEW INVESTORS

--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)' ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS 50 INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADEMARK OR SERVICE MARK OWNERS, AND NEITHER THE TRADEMARK OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

IMPORTANT
--------------------------------------------------------------------------------
                         INFORMATION


               Your annual and semiannual report mailings are streamlined as part of our ongoing efforts to reduce expenses and respond to shareholder requests. We develop mailing lists using criteria such as address, member number, and surname to send one report to each household instead of sending one report to each registered owner. This practice is designed to reduce duplicate copies for many shareholders and their families and save paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to receive one report per registered account owner, you may request this in writing to:



               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours

               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA INCOME FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.



               USAA with the eagle is registered in the U.S. Patent & Trademark Office. (C)2002, USAA. All rights reserved.

4

MESSAGE
--------------------------------------------------------------------------------
                         from the PRESIDENT


[Photograph of the President
and Vice Chairman of the Board,
Christopher W. Claus, appears
here.]


                                               "
                                     THE MORE THINGS CHANGE,

                                   THE MORE THEY STAY THE SAME.
                                               "


               And when it comes to the financial market, this popular saying is 100% correct. During the heady days of the 1990s, pundits declared that the U.S. economy was "recession-proof," that the market was so broad and diversified it could withstand slowdowns in particular sectors. The boom-and-bust cycle, they said, was a thing of the past.

               They were mistaken. If we've learned anything from the current market correction, it's that market cycles are a fact of life. We can use fiscal and monetary policy to affect their duration, but eventually one market cycle ends and another begins. The market will always be cyclical--just as tigers will always have stripes.

               This truth presents us with a challenge. During the bull market of the 1990s, investors became accustomed to returns of 20% or better. Because they could count on the market to help them put money away for the future, Americans saved less--only about 1% of their disposable income. Instead, they bought more goods and services, spending between 96% and 99% of their

....CONTINUED
--------------------------------------------------------------------------------


               disposable income. Now we are in a new market cycle, one in which investors have seen the performance of their portfolios drop. Over time, the market is likely to gravitate back to its historical rate of return of about 8% to 10%. But so far, our consumption and saving rates have remained unchanged.

               What does this mean?

               It means that we will not be able to meet our long-term goals by investment returns alone. We must save more and consume less. We should also protect ourselves against extremes in the market by using an asset allocation plan that includes a range of investments. Most of all, we must remain patient and let our plan--as well as our money--work for us.

               On behalf of the entire team at USAA Investments, I would like to thank you for trusting us to help you determine and plan your investment goals. We stand ready to assist you, and will continue to work hard on your behalf.


               Sincerely,


               /s/ Christopher W. Claus

               Christopher W. Claus
               President and Vice Chairman of the Board




               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

6

INVESTMENT
--------------------------------------------------------------------------------
                         OVERVIEW


USAA INCOME FUND


OBJECTIVE
--------------------------------------------------------------------------------

               Maximum current income without undue risk to principal.


TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

               U.S. dollar-denominated debt securities that have been selected for their high yields relative to the risk involved.


--------------------------------------------------------------------------------
                                         1/31/02               7/31/01
--------------------------------------------------------------------------------
   Net Assets                        $1,562.0 Million      $1,510.0 Million
   Net Asset Value Per Share              $12.09                $12.34


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/02
--------------------------------------------------------------------------------
  7/31/01 to 1/31/02*         1 YEAR          5 YEARS         10 YEARS
        1.18%                  6.33%            7.30%           7.59%



* TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS SIX-MONTH RETURN IS CUMULATIVE.


               TOTAL  RETURN  EQUALS  INCOME  YIELD PLUS SHARE PRICE  CHANGE AND
               ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DIS-TRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

....CONTINUED
--------------------------------------------------------------------------------


                      CUMULATIVE PERFORMANCE COMPARISON
                      ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Income Fund, the Lehman Brothers Aggregate Bond Index, the Lipper Corporate Debt Funds A-Rated Average, and the Lipper A-Rated Bond Funds Index for the period of 01/31/1992 through 01/31/2002. The data points from the graph are as follows:

               USAA      LEHMAN BROTHERS    LIPPER CORPORATE    LIPPER A-RATED
              INCOME        AGGREGATE          DEBT FUNDS         BOND FUNDS
               FUND        BOND INDEX       A-RATED AVERAGE         INDEX
              -------    ---------------    ----------------    --------------

01/31/92      $10,000        $10,000             $10,000           $10,000
07/31/92       10,764         10,625              10,694            10,706
01/31/93       11,303         11,097              11,153            11,156
07/31/93       12,054         11,705              11,874            11,927
01/31/94       12,271         12,111              12,322            12,419
07/31/94       11,648         11,716              11,754            11,777
01/31/95       11,912         11,831              11,810            11,827
07/31/95       13,004         12,900              12,915            12,959
01/31/96       14,443         13,836              13,923            13,988
07/31/96       13,756         13,615              13,585            13,624
01/31/97       14,604         14,287              14,274            14,332
07/31/97       15,427         15,080              15,110            15,188
01/31/98       16,381         15,819              15,814            15,872
07/31/98       16,926         16,267              16,230            16,297
01/31/99       17,692         17,097              16,940            16,975
07/31/99       16,994         16,672              16,366            16,417
01/31/00       16,922         16,781              16,391            16,453
07/31/00       18,033         17,666              17,104            17,166
01/31/01       19,537         19,101              18,425            18,527
07/31/01       20,532         19,908              19,210            19,281
01/31/02       20,775         20,545              19,661            19,743


               DATA FROM 1/31/92 THROUGH 1/31/02.



See the following page for benchmark definitions.



NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

8

....CONTINUED
--------------------------------------------------------------------------------
                         OVERVIEW


               The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Fund to the following benchmarks:

                  - The  broad-based  Lehman  Brothers  Aggregate Bond Index, an unmanaged index made up of the government/corporate index, the mortgage-backed securities index, and the asset-backed securities index.

                  - The Lipper Corporate Debt Funds A-Rated Average, the average performance level of all corporate A-rated debt funds, reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.

                  - The Lipper A-Rated Bond Funds Index,  which tracks the total return performance of the 30 largest funds within the Lipper Corporate Debt Funds A-Rated category.

MANAGER'S
--------------------------------------------------------------------------------
                         COMMENTARY on the Fund



[Photograph of the Portfolio Manager,
 Margaret "Didi" Weinblatt, Ph.D., CFA,
 appears here.]



--------------------------------------------------------------------------------

               Because bond prices move inversely to bond yields, the rise in yields during the final weeks of 2001 reversed some of the USAA Income Fund's gains during the first part of the period. For the six-month period ended January 31, 2002, the Fund returned 1.18% versus the average return of 2.11% for funds in the Lipper Corporate Debt Funds A-Rated category.

MARKET REVIEW

               Even before September 11, 2001, the economy had entered a recession that effectively ended the longest economic expansion in U.S. history. In an attempt to reignite economic growth, the Federal Reserve Board (the Fed) undertook an aggressive easing cycle. By early January 2002, it had cut short-term interest rates by 4.75% in 11 easing moves. However, intermediate- and long-term rates remained stubbornly high.



               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               REFER TO PAGE 8 FOR THE LIPPER CORPORATE DEBT FUNDS A-RATED AVERAGE DEFINITION.

10

....CONTINUED
--------------------------------------------------------------------------------
                         COMMENTARY on the Fund


               This divergence can be seen by looking at the Treasury yield curve (see chart below). The yields on three-month Treasury bills fell by more than 4%, while those on 10-year and 30-year Treasuries ended the period at virtually the same level they were at before the first Fed ease in January 2001. (The Treasury yield curve plots yields versus maturity for Treasury bills, notes, and bonds.)


                             HISTORICAL YIELD CURVE
                             ----------------------

A chart in the form of a line graph appears here, illustrating the yield curve for the period 12/29/2000 through 01/31/2002. The data points from the graph are as follows:

                 12/29/2000        01/31/2002        CHANGE
                 ----------        ----------        ------

3 month              5.89%             1.75%         -4.14%
6 month              5.69%             1.90%         -3.79%
2 year               5.09%             3.15%         -1.94%
5 year               4.97%             4.36%         -0.61%
10 year              5.11%             5.03%         -0.08%
30 year              5.45%             5.43%         -0.02%


               Treasury yields fell through early November, but then the bond market began to price in a strong economic recovery, causing yields to spike sharply in the final weeks of the year.

....CONTINUED
--------------------------------------------------------------------------------


               The graph below shows the target federal funds rate (target interest rate on overnight loans between banks), which is set by the Fed, and the yields on two-year, 10-year, and 30-year Treasuries. Note the movement of these yields and the rate from the end of December 2000 (before the Fed began easing) through the period end.


                                 TREASURY YIELDS
                                 ---------------

A chart in the form of a line graph appears here, illustrating the Treasury Yields and the Federal Funds Rate for the period 12/29/2000 through 01/31/2002. The data points from the graph are as follows:

                  2-YEAR    10-YEAR    30-YEAR     FEDERAL FUNDS RATE
                  ------    -------    -------     ------------------
12/29/00           5.09%     5.11%      5.45%            6.50%
01/15/01           4.89%     5.24%      5.62%            6.00%
01/31/01           4.60%     5.15%      5.52%            5.50%
02/15/01           4.86%     5.19%      5.49%            5.50%
02/28/01           4.39%     4.90%      5.33%            5.50%
03/15/01           4.21%     4.80%      5.29%            5.50%
03/30/01           4.18%     4.93%      5.46%            5.00%
04/16/01           4.48%     5.28%      5.70%            5.00%
04/30/01           4.28%     5.33%      5.77%            4.50%
05/15/01           4.25%     5.49%      5.85%            4.00%
05/31/01           4.20%     5.40%      5.77%            4.00%
06/15/01           3.97%     5.23%      5.67%            4.00%
06/29/01           4.24%     5.40%      5.74%            3.75%
07/16/01           4.04%     5.18%      5.58%            3.75%
07/31/01           3.78%     5.03%      5.50%            3.75%
08/15/01           3.77%     4.99%      5.51%            3.75%
08/31/01           3.62%     4.83%      5.36%            3.50%
09/17/01           2.93%     4.62%      5.42%            3.00%
09/28/01           2.83%     4.57%      5.41%            3.00%
10/15/01           2.75%     4.60%      5.37%            2.50%
10/31/01           2.43%     4.26%      4.88%            2.50%
11/15/01           2.96%     4.73%      5.20%            2.00%
11/30/01           2.83%     4.74%      5.26%            2.00%
12/17/01           3.17%     5.23%      5.62%            1.75%
12/31/01           3.02%     5.05%      5.46%            1.75%
01/15/02           2.76%     4.83%      5.34%            1.75%
01/31/02           3.15%     5.03%      5.43%            1.75%



               November was a particularly tough month in the bond market and for the Fund. During the month, not only did Treasury yields increase (and consequently their prices decrease), but Enron bonds fell in value because of the meltdown at the company. The decline in holdings of Enron-related securities caused the Fund's value to fall. Once it became apparent that the company's merger with Dynegy was doomed, we quickly

12

....CONTINUED
--------------------------------------------------------------------------------



               exited the position at a loss; this had a short-term impact on the Fund's total return. The Fund no longer holds any Enron-related securities. We are exploring all Enron-related legal alternatives for the Fund.

STRATEGY REVIEW

               During the period, the Fund was well-positioned to take advantage of falling interest rates. We lengthened portfolio duration (sensitivity to interest rate changes) and looked for bonds that were not subject to prepayment risk (the risk of early redemption and reinvestment at lower rates). Our strategy paid off until the severe backup in interest rates during the last few weeks of 2001. However, we believe the backup was excessive, so we plan to continue holding our slightly longer duration. We also expect to continue the Fund's position in corporate bonds. As the economy stabilizes, corporate bonds and mortgage-backed securities are poised to outperform other sectors of the bond market.

OUTLOOK

               We believe the Fed has reached the end of its easing cycle and is likely to remain on hold for the rest of the year. At this writing, the economy appears to be in a period of slow growth, and inflation is benign. These factors could create a favorable environment for bonds, especially the corporate and mortgage-backed sectors of the bond market. As events of the last two years demonstrate, bonds remain an essential ballast in a portfolio.

               Speaking for our team of portfolio managers, traders, and analysts, it is a privilege to be given the opportunity to serve you. Thank you for your confidence and support.

PORTFOLIO
--------------------------------------------------------------------------------
                         HIGHLIGHTS


-----------------------------------------------------------------------
                           TOP 10 SECURITIES
-----------------------------------------------------------------------

                                         COUPON RATE   % OF NET ASSETS
                                         -----------------------------

U.S. Treasury Bond                           5.25%           8.6%

FNMA                                         6.50%           7.4%

GNMA                                         6.00%           7.1%

GNMA                                         7.50%           6.8%

GNMA                                         7.00%           5.5%

GNMA                                         6.50%           4.1%

U.S. Treasury Inflation-Indexed Note         3.88%           3.3%

Federal Home Loan Mortgage Corp.             5.75%           2.9%

Qwest Capital Funding, Inc., Notes           7.00%           1.8%

General Electric Capital Corp., MTN          7.25%           1.7%

-----------------------------------------------------------------------




YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 15-20.

14

....CONTINUED
--------------------------------------------------------------------------------
                         HIGHLIGHTS


                                  PORTFOLIO MIX
                                     1/31/02

A pie chart is shown here depicting the Portfolio Mix as of January 31, 2002 of the USAA Income Fund to be:

Preferred & Common Stocks - 8.1%; Corporate Obligations - 34.4%; Eurodollar & Yankee Obligations - 1.7%; U.S. Government & Agency Morgage-Backed Securities - 27.2%; U. S. Government & Agency Issues - 24.2%; Asset-Backed Securities - 1.7%; and Money Market Instruments - 4.8%.



     PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.

 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 15-20.

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS


USAA INCOME FUND
JANUARY 31, 2002 (UNAUDITED)


PRINCIPAL                                                                        MARKET
   AMOUNT                                            COUPON                       VALUE
    (000)   SECURITY                                   RATE      MATURITY          (000)
---------------------------------------------------------------------------------------
            CORPORATE OBLIGATIONS (34.4%)
 $ 20,000   Agrium, Inc., Debentures                   8.25%    2/15/2011    $   20,479
    3,000   American Airlines, Pass-Through
              Certificates, Series 2001-2              7.86    10/01/2011         3,119
    8,000   Associates Corp. of North America,
              Senior Notes                             6.25    11/01/2008         8,196
   10,000   Avnet, Inc., Notes                         8.00    11/15/2006        10,015
   10,000   Bank One Corp., Subordinated Notes         7.88     8/01/2010        11,058
    5,000   Caliber Systems, Inc., Notes               7.80     8/01/2006         5,293
   25,000   Citigroup, Inc., Global Senior Notes       6.50     1/18/2011        25,772
   17,000   Clorox Co., Notes                          6.13     2/01/2011        16,620
    4,900   Consolidated Rail Corp., Debentures        9.75     6/15/2020         5,968
   15,000   DaimlerChrysler NA Holding,
              Global Debentures                        8.00     6/15/2010        15,853
    7,000   Delta Air Lines, Inc., Pass-Through
              Certificates, Series 2001-1              7.11     9/18/2011         7,070
   15,000   First Union Corp., Subordinated Notes      7.50     7/15/2006        16,116
   25,000   General Electric Capital Corp., MTN        7.25     5/03/2004        26,960
   25,000   Household Finance Corp., Notes             6.38    10/15/2011        24,251
    2,325   Intermedia Communications, Inc.,
              Senior Notes                             8.50     1/15/2008         2,337
   10,000   Intermedia Communications, Inc.,
              Senior Notes                             8.60     6/01/2008        10,100
   10,000   Intermedia Communications, Inc.,
              Senior Notes
              9.38%/11.25%, 07/15/2002 b               9.38     7/15/2007        10,050
   10,000   Intermedia Communications, Inc.,
              Senior Subordinated Notes
              8.71%/12.25%, 03/01/2004 b               8.71     3/01/2009         8,750
   15,000   Kellogg Co., Notes, Series B               6.60     4/01/2011        15,516
   10,000   MBNA Corp., MTN                            6.75     3/15/2008         9,943
    5,000   MGM Grand, Inc., Senior Callable Bonds     6.95     2/01/2005         5,028
   10,000   Mirage Resorts, Inc., Senior Notes         7.25    10/15/2006         9,950
   20,000   Ohio National Financial Services, Inc.,
              Senior Notes a                           7.00     7/15/2011        20,595
   15,000   Pan Pacific Retail Properties, Inc., Notes 7.95     4/15/2011        15,174
   20,000   Phillips Petroleum Co., Notes              8.75     5/25/2010        23,382
   15,000   Post Apartment Homes LP, Notes             7.70    12/20/2010        15,443


16

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS
                         (continued)

USAA INCOME FUND
JANUARY 31, 2002 (UNAUDITED)


PRINCIPAL                                                                        MARKET
   AMOUNT                                            COUPON                       VALUE
    (000)   SECURITY                                   RATE      MATURITY          (000)
---------------------------------------------------------------------------------------
 $ 20,000   PSE&G Energy Holdings, Inc., Senior Notes  8.63%    2/15/2008    $   20,356
   30,000   Qwest Capital Funding, Inc., Notes         7.00     8/03/2009        28,807
   14,500   SBC Communications, Inc., Global Notes     6.25     3/15/2011        14,768
   15,000   ServiceMaster Co., Notes                   8.45     4/15/2005        15,937
    4,000   Southwest Airlines Co., Pass-Through
              Certificates, Series 2001-1              5.50    11/01/2006         3,965
   20,000   Sprint Capital Corp., Notes                7.63     1/30/2011        20,740
    5,390   TriNet Corporate Realty Trust, Inc.,
              Dealer Remarketed Securities             6.75     3/01/2003         5,357
    5,000   TriNet Corporate Realty Trust, Inc.,
              Notes                                    7.95     5/15/2006         4,941
    9,000   Verizon Global Funding Corp., Notes        7.25    12/01/2010         9,651
   11,000   Verizon Pennsylvania, Inc., Debentures,
              Series A                                 5.65    11/15/2011        10,581
   15,000   Washington Mutual, Inc., Subordinated
              Notes                                    8.25     4/01/2010        16,641
   15,000   Waste Management, Inc., Notes              7.00    10/15/2006        15,467
   10,000   Waste Management, Inc., Senior Notes       7.38     8/01/2010        10,362
   18,000   WCG Note Trust Corp., Inc., Senior
              Notes a                                  8.25     3/15/2004        17,080
---------------------------------------------------------------------------------------
            Total corporate obligations (cost: $521,686)                        537,691
---------------------------------------------------------------------------------------

            ASSET-BACKED SECURITIES (1.7%)

   24,000   Ford Credit Auto Owner Trust, Notes,
              Series 2002A, Class A                    1.94     6/15/2004        23,930
    2,727   MMCA Auto Owner Trust, Notes,
              Series 2001-4, Class A                   2.01    12/15/2002         2,727
---------------------------------------------------------------------------------------
            Total asset-backed securities (cost: $26,727)                        26,657
---------------------------------------------------------------------------------------

            EURODOLLAR AND YANKEE OBLIGATIONS (1.7%)

   10,000   Province of Quebec, Debentures             6.50     1/17/2006        10,534
   15,000   Province of Quebec, Global Debentures      7.00     1/30/2007        16,144
---------------------------------------------------------------------------------------
            Total Eurodollar and Yankee obligations (cost: $24,332)              26,678
---------------------------------------------------------------------------------------


PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS
                         (continued)

USAA INCOME FUND
JANUARY 31, 2002 (UNAUDITED)


PRINCIPAL                                                                        MARKET
   AMOUNT                                            COUPON                       VALUE
    (000)   SECURITY                                   RATE      MATURITY          (000)
---------------------------------------------------------------------------------------
            U.S. GOVERNMENT & AGENCY ISSUES (51.4%)

            FEDERAL HOME LOAN MORTGAGE CORP. (2.9%)
 $ 45,500
 5.75%, 1/15/2012                                                 $   45,701
---------------------------------------------------------------------------------------
            FEDERAL NATIONAL MORTGAGE ASSN. (10.8%)
   20,000   3.125%,11/15/2003                                                    20,007
  115,158   6.50%, 4/01/2031 - 1/01/2032, Mortgage-Backed c                     115,950
   25,000   6.625%, 11/15/2030                                                   26,276
    5,751   7.00%, 10/01/2022 - 4/01/2023, Mortgage-Backed                        5,937
---------------------------------------------------------------------------------------
                                                                                168,170
---------------------------------------------------------------------------------------
            GOVERNMENT NATIONAL MORTGAGE ASSN. (23.6%)
  112,080   6.00%, 8/15/2028 - 10/15/2028, Mortgage-Backed                      110,960
   63,522   6.50%, 6/15/2023 - 5/15/2028, Mortgage-Backed                        64,492
   83,649   7.00%, 5/15/2023 - 7/15/2029, Mortgage-Backed                        86,325
  101,573   7.50%, 7/15/2023 - 8/15/2029, Mortgage-Backed                       106,695
---------------------------------------------------------------------------------------
                                                                                368,472
---------------------------------------------------------------------------------------
            U.S. TREASURY BONDS (8.6%)
  142,201   5.25%, 11/15/2028                                                   134,463
---------------------------------------------------------------------------------------
            U.S. TREASURY INFLATION-INDEXED NOTES (4.2%)
   13,437   3.375%, 1/15/2007                                                    13,628
   49,761   3.875%, 1/15/2009                                                    51,340
---------------------------------------------------------------------------------------
                                                                                 64,968
---------------------------------------------------------------------------------------
            U.S. TREASURY NOTES (0.6%)
    4,000   3.00%, 11/30/2003                                                     4,000
    5,000   3.25%, 12/31/2003                                                     5,017
---------------------------------------------------------------------------------------
                                                                                  9,017
---------------------------------------------------------------------------------------
            OTHER U.S. GOVERNMENT AGENCIES (0.7%)
   10,000   Tennessee Valley Auth., Global Notes,
              Power Bond Series G                     7.125%    5/01/2030        11,102
---------------------------------------------------------------------------------------
            Total U.S. government & agency issues (cost: $792,421)              801,893
---------------------------------------------------------------------------------------

18

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS
                         (continued)

USAA INCOME FUND
JANUARY 31, 2002 (UNAUDITED)


                                                                                 MARKET
   NUMBER                                                                         VALUE
OF SHARES   SECURITY                                                              (000)
---------------------------------------------------------------------------------------
            STOCKS (8.1%)

            COMMON (0.3%)
  230,000   Nationwide Health Properties, Inc. (cost: $2,359)                $    4,575
---------------------------------------------------------------------------------------
            PREFERRED (7.8%)
  483,800   Avalon Bay Communities, Inc., "C", 8.50%
              cumulative redeemable                                              12,410
  421,240   Avalon Bay Communities, Inc., "D", 8.00%
              cumulative redeemable                                              10,552
  307,000   CarrAmerica Realty Corp., depositary shares
              "B", 8.57% cumulative redeemable                                    7,773
  110,400   CarrAmerica Realty Corp., depositary shares
              "C", 8.55% cumulative redeemable                                    2,760
  339,255   Equity Office Properties Trust, depositary
              shares "A", 8.98% cumulative redeemable                             8,814
   40,000   Equity Residential Properties Trust, depositary
              shares "B", 9.125% cumulative redeemable                            1,096
  575,000   Equity Residential Properties Trust, depositary
              shares "C", 9.125% cumulative redeemable                           15,778
  142,500   Equity Residential Properties Trust, depositary
              shares "K", 8.29% cumulative redeemable                             6,938
  453,100   First Industrial Realty Trust, Inc., depositary
              shares "B", 8.75% cumulative redeemable                            11,418
  412,000   Gables Residential Trust "A", 8.30% cumulative
              redeemable                                                         10,321
  250,000   Post Properties, Inc., "A", 8.50% cumulative
              redeemable                                                         12,940
  338,500   Prologis Trust, Inc., "C", 8.54% cumulative
              redeemable                                                         15,592
  200,000   Shurgard Storage Centers, Inc., "B", 8.80%
              cumulative redeemable                                               5,124
---------------------------------------------------------------------------------------
            Total preferred (cost: $121,078)                                    121,516
---------------------------------------------------------------------------------------
            Total stocks (cost: $123,437)                                       126,091
---------------------------------------------------------------------------------------


PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS
                         (continued)

USAA INCOME FUND
JANUARY 31, 2002 (UNAUDITED)


PRINCIPAL                                                                        MARKET
   AMOUNT                                            COUPON                       VALUE
    (000)   SECURITY                                   RATE      MATURITY          (000)
---------------------------------------------------------------------------------------
            MONEY MARKET INSTRUMENTS (4.8%)

 $ 16,361   American General Finance Corp., CP         1.91%    2/01/2002    $   16,361
   20,000   Ford Motor Credit Co., CP                  2.13     2/13/2002        19,986
    9,000   Orthopaedic Institute of Ohio, Inc.,
             VRDN (LOC)                                2.15    11/01/2011         9,000
   12,000   Wheels, Inc., CP d                         1.91     2/13/2002        11,992
   18,000   Wheels, Inc., CP a,d                       2.00     2/13/2002        17,988
---------------------------------------------------------------------------------------
            Total money market instruments (cost: $75,327)                       75,327
---------------------------------------------------------------------------------------
            TOTAL INVESTMENTS (COST: $1,563,930)                             $1,594,337
=======================================================================================

20

PORTFOLIO
--------------------------------------------------------------------------------
                         of INVESTMENTS
                         (continued)

USAA INCOME FUND
JANUARY 31, 2002 (UNAUDITED)


PORTFOLIO SUMMARY BY CONCENTRATION
--------------------------------------------------------------------------------

        U.S. Government                                    51.3%

        Real Estate Investment Trusts                      12.2

        Integrated Telecommunication Services               7.4

        Diversified Financial Services                      6.6

        Banks                                               4.0

        Consumer Finance                                    3.9

        Environmental Services                              1.7

        Foreign Government                                  1.7

        Integrated Oil & Gas                                1.5

        Electric Utilities                                  1.3

        Fertilizers & Agricultural Chemicals                1.3

        Household Products                                  1.1

        Multi-Utilities                                     1.1

        Automobile Manufacturers                            1.0

        Casinos & Gaming                                    1.0

        Diversified Commercial Services                     1.0

        Packaged Foods                                      1.0

        Other                                               3.0
                                                          -----
        Total                                             102.1%
                                                          =====

NOTES
--------------------------------------------------------------------------------
                         to Portfolio of INVESTMENTS


USAA INCOME FUND
JANUARY 31, 2002 (UNAUDITED)


GENERAL NOTES
--------------------------------------------------------------------------------

         Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

         The percentages shown represent the percentages of the investments to net assets.

         TREASURY INFLATION-INDEXED NOTES - securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after-inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices.

SPECIFIC NOTES
--------------------------------------------------------------------------------

            (a)Security is not  registered  under the  Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A and as such is generally deemed by the Manager to be liquid under guidelines established by the Board of Directors.

            (b)Stepped  coupon note initially  issued in  zero-coupon  form that converts to coupon form at the specified rate and date. As of the end of this reporting period, the security is in zero-coupon form. Interest rates presented represent the zero-coupon effective yield at the date of purchase and the coupon rate after the conversion date.



         SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

22

NOTES
--------------------------------------------------------------------------------
                         to Portfolio of INVESTMENTS
                         (continued)

USAA INCOME FUND
JANUARY 31, 2002 (UNAUDITED)


            (c)At  January  31,  2002,  the cost of  securities  purchased  on a when-issued basis for the Fund was $49,499,000.

            (d)Commercial  paper issued in reliance on the  "private  placement"
               exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such is generally deemed by the Manager to be liquid under guidelines established by the Board of Directors.

PORTFOLIO DESCRIPTION ABBREVIATIONS
--------------------------------------------------------------------------------

         CP     Commercial Paper

         MTN    Medium-Term Note

         VRDN   Variable-Rate Demand Note

         CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. A high-quality bank, insurance company, other corporation, or a collateral trust may provide the enhancement.

         (LOC)  Enhanced by a bank letter of credit.



         SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                         of ASSETS and LIABILITIES
                         (in thousands)

USAA INCOME FUND
JANUARY 31, 2002 (UNAUDITED)


ASSETS

   Investments in securities, at market value
      (identified cost of $1,563,930)                          $1,594,337
   Cash                                                               521
   Collateral for securities loaned, at market value*              82,400
   Receivables:
      Capital shares sold                                             608
      Dividends and interest                                       15,483
      Securities sold                                               1,944
      Other                                                            11
                                                               ----------
         Total assets                                           1,695,304
                                                               ----------

LIABILITIES

   Payable upon return of securities loaned                        82,400
   Securities purchased on a when-issued basis                     49,499
   Capital shares redeemed                                            744
   USAA Investment Management Company                                 318
   USAA Transfer Agency Company                                       133
   Accounts payable and accrued expenses                              168
                                                               ----------
         Total liabilities                                        133,262
                                                               ----------
            Net assets applicable to capital shares
              outstanding                                      $1,562,042
                                                               ==========

REPRESENTED BY:

   Paid-in capital                                             $1,583,121
   Accumulated overdistributed net investment income               (1,254)
   Accumulated net realized loss on investments                   (50,232)
   Net unrealized appreciation of investments                      30,407
                                                               ----------
            Net assets applicable to capital shares
              outstanding                                      $1,562,042
                                                               ==========

   *Including securities on loan of:                           $   80,153
                                                               ==========
   Capital shares outstanding                                     129,162
                                                               ==========
   Authorized shares of $.01 par value                            270,000
                                                               ==========
   Net asset value, redemption price, and offering price
     per share                                                 $    12.09
                                                               ==========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

24

STATEMENT
--------------------------------------------------------------------------------
                         of OPERATIONS
                         (in thousands)

USAA INCOME FUND
SIX-MONTH PERIOD ENDED JANUARY 31, 2002 (UNAUDITED)


NET INVESTMENT INCOME

   Income:
      Dividends                                                $  5,458
      Interest                                                   46,146
      Fee from securities loaned, net                                19
                                                               --------
         Total income                                            51,623
                                                               --------
   Expenses:
      Management fees                                             1,887
      Administrative and servicing fees                           1,179
      Transfer agent's fees                                         819
      Custodian's fees                                              113
      Postage                                                       152
      Shareholder reporting fees                                     55
      Directors' fees                                                 2
      Registration fees                                              63
      Professional fees                                              46
      Other                                                          21
                                                               --------
         Total expenses                                           4,337
      Expenses paid indirectly                                       (2)
                                                               --------
         Net expenses                                             4,335
                                                               --------
            Net investment income                                47,288
                                                               --------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS

   Net realized loss                                            (18,912)
   Change in net unrealized appreciation/depreciation           (10,152)
                                                               --------
            Net realized and unrealized loss                    (29,064)
                                                               --------
Increase in net assets resulting from operations               $ 18,224
                                                               ========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS
--------------------------------------------------------------------------------
                         of Changes in NET ASSETS
                         (in thousands)

USAA INCOME FUND
SIX-MONTH PERIOD ENDED JANUARY 31, 2002 (UNAUDITED),
AND YEAR ENDED JULY 31, 2001

                                                        1/31/2002     7/31/2001
                                                       -------------------------
FROM OPERATIONS

   Net investment income                               $   47,288    $   90,937
   Net realized gain (loss) on investments                (18,912)        1,751
   Change in net unrealized appreciation/depreciation
      of investments                                      (10,152)       84,742
                                                       ------------------------
      Increase in net assets resulting from operations     18,224       177,430
                                                       ------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                                  (50,234)      (93,215)
                                                       ------------------------

FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                              161,317       246,010
   Reinvested dividends                                    39,843        72,670
   Cost of shares redeemed                               (117,120)     (166,164)
                                                       ------------------------
      Increase in net assets from
         capital share transactions                        84,040       152,516
                                                       ------------------------
Net increase in net assets                                 52,030       236,731

NET ASSETS

   Beginning of period                                  1,510,012     1,273,281
                                                       ------------------------
   End of period                                       $1,562,042    $1,510,012
                                                       ========================

Accumulated undistributed (overdistributed)
   net investment income:
   End of period                                       $   (1,254)   $    1,456
                                                       ========================

CHANGE IN SHARES OUTSTANDING

   Shares sold                                             13,077        20,369
   Shares issued for dividends reinvested                   3,250         6,065
   Shares redeemed                                         (9,554)      (13,847)
                                                       ------------------------
      Increase in shares outstanding                        6,773        12,587
                                                       ========================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

26

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements


USAA INCOME FUND
JANUARY 31, 2002 (UNAUDITED)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

         USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 18 separate funds. The information presented in this semiannual report pertains only to the USAA Income Fund (the Fund). The Fund's investment objective is maximum current income without undue risk to principal.

            A. SECURITY  VALUATION- The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

               1. Debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

               2. Portfolio  securities,   except  as  otherwise  noted,  traded
                  primarily on a domestic securities exchange are valued at the last sales price on that exchange.

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA INCOME FUND
JANUARY 31, 2002 (UNAUDITED)


               3. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

               4. Securities  purchased  with  maturities of 60 days or less are stated at amortized cost, which approximates market value.

               5. Securities  that  cannot be valued  by the  methods  set forth above, and all other assets, are valued in good faith at fair value using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Company's Board of Directors.

            B. FEDERAL  TAXES  -  The  Fund's  policy  is  to  comply  with  the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications have been made on the statement of assets and liabilities to decrease paid-in capital by $241,000, decrease accumulated overdistributed net investment income by $236,000, and decrease accumulated net realized loss on investments by $5,000.

            C. INVESTMENTS IN SECURITIES - Security  transactions  are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

28

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA INCOME FUND
JANUARY 31, 2002 (UNAUDITED)


            D. EXPENSES PAID  INDIRECTLY - The Fund's  custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the six-month period ended January 31, 2002, custodian fee offset arrangements reduced expenses by $2,000.

            E. SECURITIES  PURCHASED  ON A  WHEN-ISSUED  BASIS  -  Delivery  and
               payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent that the Fund makes such purchases while remaining substantially fully invested. In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into mortgage dollar-rolls, in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon, and maturity) but not identical securities on a specified future date. As an inducement to "roll over" its purchase commitments, the Fund receives a negotiated discount price (price drop). The Fund records each dollar-roll as a sale and a new purchase transaction. As of January 31, 2002, the Fund had entered into a net outstanding when-issued commitment of $49,499,000.

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA INCOME FUND
JANUARY 31, 2002 (UNAUDITED)


            F. USE OF ESTIMATES - The  preparation  of financial  statements  in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
--------------------------------------------------------------------------------

         The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate of the
         Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

         Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 2002.

30

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA INCOME FUND
JANUARY 31, 2002 (UNAUDITED)


(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

         Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2001, the Fund had capital loss carryovers, for federal income tax purposes, of $31,325,000, which will expire between 2008 and 2009. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

         Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2002, were $531,692,000 and $384,920,000, respectively.

         The cost of securities at January 31, 2002, for federal income tax purposes, was $1,564,995,000.

         Gross unrealized appreciation and depreciation of investments as of January 31, 2002, for tax purposes, were $40,075,000 and $10,733,000, respectively.

5) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

         The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA INCOME FUND
JANUARY 31, 2002 (UNAUDITED)


         securities loaned. Cash collateral is invested in short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments may be less than the amount of cash collateral required to be returned to the borrower. As of January 31, 2002, the Fund loaned securities having a fair value of approximately $80,153,000 and held collateral of $82,400,000 for the loans.

(6) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

            A. MANAGEMENT FEES - The Manager  carries out the Fund's  investment policies and manages the Fund's portfolio. The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average net assets.

               Beginning with the month ending July 31, 2002, the investment management fee for the Fund will be composed of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper A-Rated Bond Funds Index, which tracks the total return performance of the 30 largest funds within the Lipper Corporate Debt Funds A-Rated category. The base fee for the Fund will be computed as referenced above. The performance adjustment will be calculated monthly by

32

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA INCOME FUND
JANUARY 31, 2002 (UNAUDITED)


               comparing the Fund's performance to that of the Lipper index over the performance period. For the month ending July 31, 2002, the performance period will consist of the previous 12-month period. A new month will be added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

               The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:

         OVER/UNDER PERFORMANCE      ANNUAL ADJUSTMENT RATE
         RELATIVE TO INDEX1          AS A % OF THE FUND'S AVERAGE NET ASSETS
         -----------------------------------------------------------------------
         +/- 0.20% to 0.50%          +/- 0.04%
         +/- 0.51% to 1.00%          +/- 0.05%
         +/- 1.01% and greater       +/- 0.06%

         1Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA INCOME FUND
JANUARY 31, 2002 (UNAUDITED)


            B. ADMINISTRATIVE  AND SERVICING FEES - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, the Manager receives a fee computed at an annualized rate of 0.15% of the Fund's monthly average net assets.

            C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company,  d/b/a USAA
               Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses.

            D. UNDERWRITING   SERVICES   -  The   Manager   provides   exclusive
               underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

         Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.

34

NOTES
--------------------------------------------------------------------------------
                         to FINANCIAL Statements
                         (continued)

USAA INCOME FUND
JANUARY 31, 2002 (UNAUDITED)


(8) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                            PERIOD ENDED
                             JANUARY 31,                     YEAR ENDED JULY 31,
                           ---------------------------------------------------------------------------
                                 2002         2001         2000         1999         1998         1997
                           ---------------------------------------------------------------------------
Net asset value at
   beginning of period     $    12.34   $    11.60   $    11.70   $    12.88   $    12.54   $    11.97
Net investment income             .38          .80b         .78          .80          .85          .83
Net realized and
   unrealized gain (loss)        (.23)         .76b        (.10)        (.72)         .33          .57
Distributions from net
   investment income             (.40)        (.82)        (.75)        (.80)        (.84)        (.83)
Distributions of realized
   capital gains                    -            -         (.03)        (.46)           -            -
                           ---------------------------------------------------------------------------
Net asset value at
   end of period           $    12.09   $    12.34   $    11.60   $    11.70   $    12.88   $    12.54
                           ===========================================================================
Total return (%) *               1.18        13.86         6.11          .40         9.72        12.15
Net assets at
   end of period (000)     $1,562,042   $1,510,012   $1,273,281   $1,415,397   $1,751,574   $1,662,981
Ratio of expenses to
   average net assets (%)         .55a,c       .41c         .42          .38          .38          .39
Ratio of net investment
   income to average
   net assets (%)                6.02a        6.63b        6.78         6.31         6.62         6.76
Portfolio turnover (%)          25.23        43.39        24.68        54.02        47.35        57.50


  * Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) In 2001, a change in amortization method was made as required by a recently issued accounting pronouncement.
    Without this change, those amounts would have been:
     Net investment income                                     $.79
     Net realized and unrealized gain                          $.77
     Ratio of net investment income to average net assets      6.37%
(c) Reflects total expenses prior to any custodian fee offset arrangement.

NOTES
--------------------------------------------------------------------------------

                   DIRECTORS   Robert G. Davis, CHAIRMAN OF THE BOARD
                               Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
                               Barbara B. Dreeben
                               Robert L. Mason, Ph.D.
                               David G. Peebles
                               Michael F. Reimherr
                               Laura T. Starks, Ph.D.
                               Richard A. Zucker

         INVESTMENT ADVISER,   USAA Investment Management Company
                UNDERWRITER,   9800 Fredericksburg Road
             AND DISTRIBUTOR   San Antonio, Texas 78288

              TRANSFER AGENT   USAA Shareholder Account Services
                               9800 Fredericksburg Road
                               San Antonio, Texas 78288

                   CUSTODIAN   State Street Bank and Trust Company
                               P.O. Box 1713
                               Boston, Massachusetts 02105

        INDEPENDENT AUDITORS   KPMG LLP
                               112 East Pecan, Suite 2400
                               San Antonio, Texas 78205

                   TELEPHONE   Call toll free - Central Time
            ASSISTANCE HOURS   Monday - Friday, 6 a.m. to 10 p.m.
                               Saturday, 8:30 a.m. to 5 p.m.
                               Sunday, 11:30 a.m. to 8 p.m.

              FOR ADDITIONAL   1-800-531-8181, in San Antonio 456-7200
           INFORMATION ABOUT   For account servicing, exchanges,
                MUTUAL FUNDS   or redemptions
                               1-800-531-8448, in San Antonio 456-7202

             RECORDED MUTUAL   24-hour service (from any phone)
           FUND PRICE QUOTES   1-800-531-8066, in San Antonio 498-8066

                 MUTUAL FUND   (from touch-tone phones only)
           USAA TOUCHLINE(R)   For account balance, last transaction, fund
                               prices, or to exchange or redeem fund shares
                               1-800-531-8777, in San Antonio 498-8777

             INTERNET ACCESS   USAA.COM

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

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